EXHIBIT 99.2

Republic Services, Inc. Unaudited Supplemental Schedules

The following is a pro forma presentation of our 2017 financial results had we adopted the new revenue recognition standard as of January 1, 2017. Tables may not sum due to rounding.
REVENUE
The following tables reflect our total revenue by line of business for the three and nine months ended September 30, 2018 and 2017:

	Three Months Ended September 30,
	2018		2017		Change
			Proforma
Collection:
Residential	$562.8	21.9%	$564.3	22.9%	$(1.5)	(1.0)%
Small-container	772.1	30.1	736.5	29.9	35.6	0.2
Large-container	560.3	21.8	535.2	21.7	25.1	0.1
Other	11.1	0.5	11.6	0.5	(0.5)	—
Total collection	1,906.3	74.3	1,847.6	75.0	58.7	(0.7)
Transfer	322.6		306.6		16.0
Less: intercompany	(178.6)		(173.1)		(5.5)
Transfer, net	144.0	5.6	133.5	5.4	10.5	0.2
Landfill	590.2		571.7		18.5
Less: intercompany	(258.8)		(252.6)		(6.2)
Landfill, net	331.4	12.9	319.1	13.0	12.3	(0.1)
Energy services	51.5	2.0	39.5	1.6	12.0	0.4
Other:
Recycling processing and commodity sales	76.0	3.0	73.1	3.0	2.9	—
Other non-core	56.5	2.2	51.1	2.0	5.4	0.2
Total other	132.5	5.2	124.2	5.0	8.3	0.2
Total revenue	$2,565.7	100.0%	$2,463.9	100.0%	$101.8	—%

	Nine Months Ended September 30,
	2018		2017		Change
			Proforma
Collection:
Residential	$1,671.4	22.3%	$1,680.9	23.4%	$(9.5)	(1.1)%
Small-container	2,284.8	30.4	2,186.4	30.4	98.4	—
Large-container	1,630.8	21.7	1,547.1	21.5	83.7	0.2
Other	32.7	0.4	32.0	0.4	0.7	—
Total collection	5,619.7	74.8	5,446.4	75.7	173.3	(0.9)
Transfer	931.7		886.6		45.1
Less: intercompany	(529.1)		(514.9)		(14.2)
Transfer, net	402.6	5.4	371.7	5.2	30.9	0.2
Landfill	1,720.7		1,637.6		83.1
Less: intercompany	(767.5)		(740.3)		(27.2)
Landfill, net	953.2	12.7	897.3	12.5	55.9	0.2
Energy services	149.6	2.0	102.2	1.4	47.4	0.6
Other:
Recycling processing and commodity sales	220.0	2.9	225.1	3.1	(5.1)	(0.2)
Other non-core	165.8	2.2	144.1	2.1	21.7	0.1
Total other	385.8	5.1	369.2	5.2	16.6	(0.1)
Total revenue	$7,510.9	100.0%	$7,186.8	100.0%	$324.1	—%
COST OF OPERATIONS
The following tables summarize the major components of our cost of operations for the three and nine months ended September 30, 2018 and 2017:

	Three Months Ended September 30,
	2018		2017		Change
			Proforma
Labor and related benefits	$536.1	20.9%	$507.6	20.6%	$28.5	0.3%
Transfer and disposal costs	214.9	8.4	204.0	8.3	10.9	0.1
Maintenance and repairs	250.8	9.8	240.0	9.7	10.8	0.1
Transportation and subcontract costs	166.5	6.5	153.1	6.2	13.4	0.3
Fuel	103.9	4.0	87.2	3.5	16.7	0.5
Disposal fees and taxes	82.9	3.2	81.0	3.3	1.9	(0.1)
Landfill operating costs	60.7	2.4	53.6	2.2	7.1	0.2
Risk management	52.4	2.0	58.6	2.4	(6.2)	(0.4)
Other	109.2	4.3	98.1	4.0	11.1	0.3
Total cost of operations	$1,577.4	61.5%	$1,483.2	60.2%	$94.2	1.3%

	Nine Months Ended September 30,
	2018		2017		Change
			Proforma
Labor and related benefits	$1,604.2	21.4%	$1,502.9	20.9%	$101.3	0.5%
Transfer and disposal costs	617.8	8.2	598.6	8.3	19.2	(0.1)
Maintenance and repairs	742.3	9.9	702.8	9.8	39.5	0.1
Transportation and subcontract costs	482.3	6.4	432.0	6.0	50.3	0.4
Fuel	289.7	3.9	254.9	3.5	34.8	0.4
Disposal fees and taxes	240.4	3.2	232.9	3.2	7.5	—
Landfill operating costs	169.4	2.3	163.9	2.3	5.5	—
Risk management	160.5	2.1	162.1	2.3	(1.6)	(0.2)
Other	317.8	4.2	280.4	3.9	37.4	0.3
Total cost of operations	$4,624.4	61.6%	$4,330.5	60.2%	$293.9	1.4%
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
The following tables summarize our selling, general and administrative expenses for the three and nine months ended September 30, 2018 and 2017:

	Three Months Ended September 30,
	2018		2017		Change
			Proforma
Salaries	$173.9	6.8%	$176.8	7.2%	$(2.9)	(0.4)%
Provision for doubtful accounts	10.8	0.4	8.0	0.3	2.8	0.1
Other	76.2	3.0	81.9	3.3	(5.7)	(0.3)
Total selling, general and administrative expenses	$260.9	10.2%	$266.7	10.8%	$(5.8)	(0.6)%

	Nine Months Ended September 30,
	2018		2017		Change
			Proforma
Salaries	$520.8	6.9%	$527.0	7.3%	$(6.2)	(0.4)%
Provision for doubtful accounts	24.4	0.3	22.8	0.3	1.6	—
Other	229.8	3.1	233.3	3.3	(3.5)	(0.2)
Total selling, general and administrative expenses	$775.0	10.3%	$783.1	10.9%	$(8.1)	(0.6)%

ADJUSTED EBITDA
The following tables summarize Adjusted EBITDA, which is not a measure determined in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), for the three and nine months ended September 30, 2018 and 2017:

	Three Months Ended September 30,
	2018		2017		Change
			Proforma
Adjusted EBITDA	$727.5	28.4%	$716.8	29.1%	$10.7	(0.7)%

	Nine Months Ended September 30,
	2018		2017		Change
			Proforma
Adjusted EBITDA	$2,116.9	28.2%	$2,078.2	28.9%	$38.7	(0.7)%

REVENUE
The following table reflects our total revenue by line of business for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Collection:
Residential	$552.2	24.0%	$564.4	23.3%	$564.3	22.9%	$556.2	22.6%	$2,237.2	23.2%
Small-container	718.2	31.2	731.7	30.2	736.5	29.9	743.6	30.2	2,930.0	30.4
Large-container	489.4	21.3	522.5	21.6	535.2	21.7	516.1	20.9	2,063.2	21.4
Other	9.7	0.4	10.7	0.4	11.6	0.5	12.0	0.5	44.0	0.5
Total collection	1,769.5	76.9	1,829.3	75.5	1,847.6	75.0	1,827.9	74.2	7,274.4	75.5
Transfer	274.9		305.1		306.6		296.5		1,183.1
Less: intercompany	(165.6)		(176.2)		(173.1)		(167.8)		(682.8)
Transfer, net	109.3	4.8	128.9	5.3	133.5	5.4	128.7	5.2	500.3	5.2
Landfill	500.6		565.3		571.7		569.2		2,206.9
Less: intercompany	(232.3)		(255.4)		(252.6)		(244.7)		(985.0)
Landfill, net	268.3	11.7	309.9	12.8	319.1	13.0	324.5	13.2	1,221.9	12.7
Energy services	26.9	1.2	35.8	1.5	39.5	1.6	45.1	1.8	147.3	1.5
Other:
Recycling processing and commodity sales	78.7	3.4	73.3	3.0	73.1	3.0	87.7	3.6	312.8	3.2
Other non-core	45.9	2.0	47.1	1.9	51.1	2.0	51.3	2.0	195.3	1.9
Total other	124.6	5.4	120.4	4.9	124.2	5.0	139.0	5.6	508.1	5.1
Total revenue	$2,298.6	100.0%	$2,424.3	100.0%	$2,463.9	100.0%	$2,465.2	100.0%	$9,652.0	100.0%
COST OF OPERATIONS
The following table summarizes the major components of our cost of operations for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Labor and related benefits	$496.7	21.6%	$498.6	20.6%	$507.6	20.6%	$524.4	21.3%	$2,027.2	21.0%
Transfer and disposal costs	187.3	8.1	207.3	8.6	204.0	8.3	197.3	8.0	795.9	8.3
Maintenance and repairs	226.7	9.9	236.1	9.7	240.0	9.7	237.4	9.6	940.2	9.7
Transportation and subcontract costs	134.0	5.8	144.9	6.0	153.1	6.2	153.7	6.2	585.8	6.1
Fuel	84.5	3.7	83.2	3.4	87.2	3.5	94.8	3.8	349.8	3.6
Disposal fees and taxes	71.3	3.1	80.6	3.3	81.0	3.3	78.7	3.2	311.6	3.2
Landfill operating costs	53.1	2.3	57.1	2.4	53.6	2.2	56.6	2.3	220.3	2.3
Risk management	47.5	2.1	56.0	2.3	58.6	2.4	50.5	2.1	212.6	2.2
Other	90.0	3.9	92.4	3.8	98.1	4.0	106.1	4.3	386.6	4.0
Total cost of operations	$1,391.1	60.5%	$1,456.2	60.1%	$1,483.2	60.2%	$1,499.5	60.8%	$5,830.0	60.4%

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
The following table summarizes our selling, general and administrative expenses for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Salaries	$176.7	7.7%	$173.5	7.1%	$176.8	7.2%	$179.3	7.3%	$706.3	7.3%
Provision for doubtful accounts	5.4	0.2	9.4	0.4	8.0	0.3	7.8	0.3	30.6	0.3
Other	71.4	3.1	80.0	3.3	81.9	3.3	87.1	3.5	320.5	3.4
Total selling, general and administrative expenses	$253.5	11.0%	$262.9	10.8%	$266.7	10.8%	$274.2	11.1%	$1,057.4	11.0%

ADJUSTED EBITDA
The following table summarizes Adjusted EBITDA, which is not a measure determined in accordance with U.S. GAAP, for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Adjusted EBITDA	$654.0	28.5%	$707.4	29.2%	$716.8	29.1%	$694.8	28.2%	$2,772.9	28.7%